SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 17, 2004
                                                 (August 17, 2004)



                         SkyTerra Communications, Inc.
              (Exact Name of Registrant as Specified in Charter)

    Delaware                   000-13865                     23-2368845
(State or Other          (Commission File No.)      (IRS Employer Identification
Jurisdiction of                                                 No.)
 Incorporation)


           19 West 44th Street, Suite 507, New York, New York 10036 (Address of Principal Executive Offices, including Zip Code)


                (212) 730-7540 (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number          Description
------          -----------

99.1     Press release issued by SkyTerra Communications, Inc.
         on August 17, 2004.

ITEM 12.  Results of Operations and Financial Condition

On August 17, 2004, SkyTerra Communications, Inc. (the "Company") issued a press release announcing earnings results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this report on Form 8-K.

The information in the report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     SKYTERRA COMMUNICATIONS, INC.
                                     (Registrant)

DATE:  August 17, 2004               By:  /s/    Robert C. Lewis
                                          --------------------------------
                                          Name:  Robert C. Lewis
                                          Title: Senior Vice President
                                                 and General Counsel